Exhibit 99.1

ZORRONET LTD.

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2025

ZORRONET LTD.

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2025

_____________________

______________________________

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Somekh Chaikin

8 Hartum Street, Har Hotzvim

PO Box 212

Jerusalem 9100102, Israel

+972 2 5312000

Independent Auditors’ Report

To the Stockholders of Zorronet Ltd.

Report on the Audit of the Financial Statements

Opinion

We have audited the financial statements of Zorronet Ltd. (the Company), which comprise the balance sheet as of December 31, 2025, and the related statements of comprehensive loss, changes in stockholders’ deficit, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations and its cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Substantial Doubt About the Entity’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1C to the financial statements, the Company has suffered recurring losses from operations, has a negative working capital, and has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 1C. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

KPMG Somekh Chaikin, an Israeli partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee

Somekh Chaikin

8 Hartum Street, Har Hotzvim

PO Box 212

Jerusalem 9100102, Israel

+972 2 5312000

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Somekh Chaikin

Member Firm of KPMG International

Jerusalem, Israel

June 11, 2026

KPMG Somekh Chaikin, an Israeli partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee

ZORRONET LTD.

BALANCE SHEET

(USD in thousands except share and per share data)

December 31,
2025
Assets
Current Assets
Accounts receivable	102
Other current assets	31
Total Current Assets	133

Operating lease right-of-use asset (Note 3)	6

Property and equipment, net (Note 4)	34

Total Assets	173

Liabilities and Stockholders' Deficit
Current Liabilities
Short term loans (Note 5)	159
Accounts payable	54
Operating lease liability (Note 3)	6
Other current liabilities – related parties	129
Loans from parent company (Note 8)	117
Other current liabilities (Note 6)	222
Total current liabilities	687
Long term loans (Note 7)	129

Total Liabilities	816

Stockholders’ Deficit (Note 9)
Common stock of NIS 0.01 par value each (“Common Stock”): 100,000 shares authorized as of December 31, 2025; issued and outstanding 13,250 shares as of December 31, 2025.	4
Other comprehensive loss	(60)
Accumulated deficit	(587)
Total Stockholders’ Deficit	(643)
Total Liabilities and Stockholders’ Deficit	173

The accompanying notes are an integral part of the financial statements.

ZORRONET LTD.

STATEMENT OF COMPREHENSIVE LOSS

(USD in thousands)

Year ended
December 31
2025

Revenues for services	382
Revenues for sales	235
617
Cost of services (Note 10)	(226)
Cost of sales	(223)
Gross profit	168

Research and development expenses (Note 11)	(177)
General and administrative expenses (Note 12)	(274)
Operating Loss	(283)
Financial expenses, net	(23)
Net Loss	(306)
Translation to presentation currency	(63)
Total loss and other comprehensive loss	(369)

The accompanying notes are an integral part of the financial statements.

ZORRONET LTD.

STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

(USD in thousands, except share and per share data)

	Number of Shares	Amount	Other comprehensive income (loss)	Accumulated deficit	Total stockholders’ deficit

BALANCE AT JANUARY 1, 2025	13,250	4	3	(281)	(274)
Total comprehensive loss for the year	-	-	(63)	(306)	(369)
BALANCE AT DECEMBER 31, 2025	13,250	4	(60)	(587)	(643)

The accompanying notes are an integral part of the financial statements.

ZORRONET LTD.

STATEMENT OF CASH FLOWS

(USD in thousands)

Year ended
December 31
2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Total net loss for the year	(306)
Adjustments required to reconcile net loss for the year to net cash used in operating activities:
Depreciation	12
Interest	4
Increase in accounts receivable	(20)
Increase in other current assets	(12)
Increase in accounts payable	6
Increase in other liabilities	81
Net cash used in operating activities	(235)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of loans	(66)
Proceeds from related parties	129
Proceeds from loans	129
Net cash provided by financing activities	192

DECREASE IN CASH AND CASH EQUIVALENTS
Decrease in Cash and Cash Equivalents	(43)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	43

CASH AND CASH EQUIVALENTS AT END OF YEAR	-
Supplemental disclosure of cash flow information:
Cash transactions:
Interest	15
Taxes	-

The accompanying notes are an integral part of the financial statements.

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(USD in thousands, except share and per share data)

NOTE 1 – GENERAL

A.	ZorroNet Ltd. (the “Company”) is a private company incorporated in Israel on January 13, 2021.

The Company is engaged in the development of artificial intelligence (AI)-based software solutions for defense, command-and-control (C2), and intelligence applications. The Company’s platform integrates video analytics, drones, sensors, IoT systems and additional data sources into a unified real-time operational environment designed to support monitoring, threat detection, situational awareness and operational decision-making.

The Company provides its solutions and related services to governmental, defense, homeland security and commercial customers in Israel and internationally.

B.	Israel –war

In October 2023, a large-scale terrorist attack in southern Israel led to the outbreak of armed conflict between Israel and Hamas. The conflict subsequently expanded to additional regional fronts and contributed to a period of heightened geopolitical and security instability in the region.

During 2024 and 2025, hostilities included military operations in Lebanon and direct confrontations involving Iran. These developments increased regional uncertainty and, at times, resulted in temporary disruptions to the Company’s operations in Israel, including limited interruptions to routine business activities.

In September 2025, a ceasefire agreement was reached between Israel and Hamas, and all remaining living Israeli hostages were released and returned to Israel. While the ceasefire has generally held as of the date of these financial statements, the security situation remains sensitive, and the potential for renewed hostilities or broader regional escalation cannot be ruled out. More recently, on February 28, 2026, hostilities between Israel and Iran escalated again. Israel, together with the United States, conducted a major joint military campaign of air and missile strikes against targets in Iran, which triggered a broad Iranian response and contributed to significant regional instability. The situation remains highly fluid, and management is unable to predict when, or on what terms, this escalation will be resolved. Accordingly, the extent of the continued impact on the Company’s operations and financial results, if any, cannot be reasonably estimated at this time.

Given that the majority of the Company’s operations are conducted in Israel, and that all members of the Company’s board of directors and management, as well as most employees, consultants, and service providers, are located in Israel, the Company is directly affected by the economic, political, geopolitical, and military conditions impacting the region. As of March 31, 2026, while ceasefire arrangements with Hamas, Lebanon and Iran were generally in effect and large-scale military operations had subsided, the overall security environment in Israel and the surrounding region remained unstable and unpredictable. Any further escalation or expansion of the conflict could negatively affect both regional and global conditions, and may adversely impact the Company’s business, financial condition, and results of operations.

In April 2026, a ceasefire agreement was reached; however, the ceasefire remains fragile and the overall security situation in Israel and the region continues to be uncertain.

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(USD in thousands, except share and per share data)

NOTE 1 – GENERAL (continue)

C.	The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As of December 31, 2025, the Company had $0 in cash and cash equivalents, $554 in negative working capital, stockholders’ deficit of $643 and an accumulated deficit of $587. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent upon raising capital from financing transactions and revenue from operations. Management anticipates their business will require substantial additional investments that have not yet been secured. The Parent Company has expressed its intent to support the Company’s operations and to provide financial assistance as needed. However, the extent and timing of such support are uncertain. Therefore, substantial doubt about the Company’s ability to continue as a going concern remains. These financial statements do not include any adjustments that may be necessary should the Company be unable to continue as a going concern.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, certain revenues and expenses, and disclosure of contingent assets and liabilities as of the date of the financial statements. As applicable to these financial statements, the most significant estimates and assumptions relate to revenue recognition and valuation of accounts receivable. These estimates and assumptions are based on management’s best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. Actual results could differ from those estimates.

B.	Functional currency

The functional currency of the Company is New Israel Shekel (“NIS”). Most of the Company’s costs are denominated and determined in NIS. Management believes that the NIS is the currency in the primary economic environment in which the company operates. Thus, the functional currency of the Company is the NIS.

The financial statements are presented in US dollars. The records of the operations were maintained in NIS and translated to the US dollar as follows: assets and liabilities are translated using the balance sheet period-end date exchange rate. Expenses and income are translated using the weighted average exchange rates for the reporting period. The net exchange difference that arises from the translation as described above, is recorded as a foreign currency translation reserve and presented in equity. The periodic changes in the foreign currency translation reserve are recorded as other accumulated comprehensive income (loss).

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(USD in thousands, except share and per share data)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continue)

C.	Cash and cash equivalents

Cash equivalents are short-term highly liquid investments which include short-term bank deposits (up to three months from date of deposit), that are not restricted as to withdrawals or use that are readily convertible to cash with maturities of three months or less as of the date acquired.

D.	Accounts Receivables

The Company manages credit risk associated with accounts receivable at the customer level.

Pursuant to ASC Topic 326, the Company maintains an allowance for expected credit losses on accounts receivable that reflects management’s estimate of expected credit losses. The allowance is estimated using a loss-rate model based on delinquency. The estimated loss rate is based on the Company’s historical experience with specific customers, its understanding of current economic conditions, reasonable and supportable forecasts, and management’s judgment regarding the likelihood of ultimate collection based on available information.

Actual future credit losses may differ from historical experience. The Company’s estimate of expected credit losses may change based on evolving circumstances, including changes in economic conditions or in the financial condition of individual customers. Accordingly, the Company may be required to increase or decrease its allowance for expected credit losses.

During the year ended December 31, 2025, two customers accounted for approximately 18% and 15%, respectively, of the Company’s total revenues.

E.	Property, plant and equipment, net

1.	Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. When an asset is retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts and the net difference less any amount realized from disposition is reflected in the Statements of Operations and Comprehensive Loss.

2.	Rates of depreciation:
%

Computers	33
Vehicles	15

F.	Impairment of long-lived assets

The Company’s long-lived assets are reviewed for impairment in accordance with ASC Topic 360, “Property, Plant and Equipment”, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value. No impairment loss was recorded during the year ended December 31, 2025.

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(USD in thousands, except share and per share data)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continue)

G.	Fair Value

Fair value of certain of the Company’s financial instruments including cash, accounts payable, accrued expenses, long term loans from bank and other accrued liabilities approximate cost because of their short maturities. The Company measures and reports fair value in accordance with Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements” which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

Fair value, as defined by ASC 820, is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of an asset should reflect its highest and best use by market participants, principal (or most advantageous) markets, and an in-use or an in-exchange valuation premise.

Valuation techniques are generally classified into three categories: (i) the market approach; (ii) the income approach; and (iii) the cost approach. The selection and application of one or more of the techniques may require significant judgment and are primarily dependent upon the characteristics of the asset or liability, and the quality and availability of inputs. Valuation techniques used to measure fair value under ASC 820 must maximize the use of observable inputs and minimize the use of unobservable inputs. ASC 820 also provides fair value hierarchy for inputs and resulting measurement as follows:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2: Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities; and

Level 3: Unobservable inputs for the asset or liability that are supported by little or no market activity, and that are significant to the fair values.

The carrying amounts of accounts receivable, other account assets, accounts payable, other current liabilities and loans approximate fair value due to the short-term nature of such instruments or because the related instruments bear interest at rates that approximate current market rates. The Company had no assets or liabilities measured at fair value on a recurring or nonrecurring basis as of December 31, 2025.

H.	Leases

The Company determines if an arrangement is or contains a lease at contract inception.

Operating leases are included in operating lease right-of-use (“ROU”) assets, other current liabilities, and operating lease liabilities in our balance sheets.

ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Group’s obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As the Company’s leases do not provide an implicit rate, the Company generally uses the incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. The Company’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(USD in thousands, except share and per share data)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continue)

The Company monitors events or changes in circumstances that require a reassessment of one of its leases. When a reassessment results in the remeasurement of a lease liability, a corresponding adjustment is made to the carrying amount of the corresponding ROU asset unless doing so would reduce the carrying amount of the ROU asset to an amount less than zero. In that case, the amount of the adjustment that would result in a negative ROU asset balance is recorded in statement of comprehensive loss. For lease agreements, the Company has elected the practical expedient to account for the lease and non-lease maintenance components as a single lease component. Therefore, for those leases, the lease payments used to measure the lease liability include all of the fixed consideration in the contract.

I.	Severance pay

All the Company’s employees, have been signed on Section 14 of Israel’s Severance Compensation Law, 1963 (“Section 14”). Pursuant to Section 14, the Company’s employees, covered by this section, are entitled only to monthly deposits, at a rate of 8.33% of their monthly salary, made on their behalf by the Company. Payments in accordance with Section 14 release the Company from any future severance liabilities in respect of those employees. Neither severance pay liability nor severance pay fund under Section 14 are recorded in the Company’s balance sheets.

J.	Revenue recognition

The Company recognizes revenue in accordance with ASC 606, Revenue from Contracts with Customers. The Company derives its revenue principally from subscriptions to its artificial intelligence (AI)-based command-and-control software platform (“SaaS”), deployment and integration services, and, in certain arrangements, from the procurement of hardware components and related installation services Arrangements are entered into both as bundled solutions (hardware, installation and a SaaS subscription) and as standalone sales of hardware or services. The Company recognizes revenue upon transfer of control of the promised goods or services to the customer, in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services, applying the following five steps: (i) identifying the contract with the customer; (ii) identifying the distinct performance obligations; (iii) determining the transaction price; (iv) allocating the transaction price to the performance obligations; and (v) recognizing revenue as each performance obligation is satisfied.

SaaS subscriptions - Access to the Company’s software platform, together with the technical support and unspecified updates provided during the subscription period, is accounted for as a single performance obligation satisfied over time, because the customer simultaneously receives and consumes the benefit of the Company’s performance. Revenue is recognized ratably on a straight-line basis over the committed subscription term, commencing when access to the platform is made available to the customer.

Deployment and integration services – Deployment, configuration and integration services generally consist of connecting the Company’s platform to the customer’s existing cameras, sensors and control systems and performing the initial configuration of the platform. These services are generally short-term in nature. Accordingly, revenue is recognized at a point in time upon completion of the services and transfer of control to the customer.

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(USD in thousands, except share and per share data)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continue)

Hardware - Revenue from the sale of hardware components is recognized at a point in time, when control of the hardware transfers to the customer—generally upon delivery or customer acceptance determined by reference to the contractual shipping terms (Incoterms), transfer of legal title and the risks and rewards of ownership.

In certain arrangements, at the customer’s request, the Company procures hardware components from third-party suppliers and provides such hardware as part of the overall customer solution. The Company acts as principal in these arrangements because it controls the hardware before transfer to the customer, has primary responsibility for fulfillment, and has discretion in establishing pricing. Accordingly, revenue from hardware sales is recognized on a gross basis.

Installation and onboarding services - Revenue from installation and onboarding services that are distinct is recognized at a point in time upon completion of the services, unless the customer consumes the benefit of the services as they are performed, in which case the related revenue is recognized over time.

Contracts with multiple performance obligations. For arrangements comprising more than one distinct performance obligation, the transaction price is allocated to each performance obligation on a relative standalone selling price basis. The Company determines standalone selling prices using observable prices where available, and otherwise estimates them using an adjusted market assessment or an expected-cost-plus-margin approach.

Significant financing component. The Company has elected the practical expedient under ASC 606-10-32-18 and does not adjust the transaction price for the effects of a significant financing component when the period between payment by the customer and transfer of the promised goods or services is one year or less.

K.	Research and Developments expenses

Research and development costs are not capitalized and are charged to profit or loss as incurred, within research and development expenses in the statement of comprehensive income. The Company’s software development activities primarily relate to maintenance and support.

L.	Income taxes

Income taxes are accounted for under the asset and liability method. The Company accounts for income taxes in accordance with ASC Topic 740, “Income Taxes”. Accordingly, deferred income taxes are determined based on the estimated future tax effects of differences between the financial accounting and the tax bases of assets and liabilities under the applicable tax law. Deferred tax balances are computed using the enacted tax rates expected to be in effect when these differences reverse. Valuation allowances in respect of deferred tax assets are provided for, if necessary, to reduce deferred tax assets to amounts more likely than not to be realized.

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(USD in thousands, except share and per share data)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continue)

The Company accounts for uncertain tax positions in accordance with ASC Topic 740-10, which prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise’s financial statements. According to ASC Topic 740-10, tax positions must meet a more-likely-than-not recognition threshold. The Company’s accounting policy is to classify interest and penalties relating to uncertain tax positions under financial expenses.

M.	New Accounting Pronouncements

Income Taxes: In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The amendments in this ASU add specific requirements for income tax disclosures to improve transparency and decision usefulness. The guidance in ASU 2023-09 requires that public business entities disclose specific categories in the income tax rate reconciliation and provide additional qualitative information for reconciling items that meet a quantitative threshold. In addition, the amendments in ASU 2023-09 require that all entities disclose the amount of income taxes paid disaggregated by federal, state, and foreign taxes and disaggregated by individual jurisdictions. The ASU also includes other disclosure amendments related to the disaggregation of income tax expense between federal, state and foreign taxes. For public business entities, the amendments in this update are effective for annual periods beginning after December 15, 2025. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in this update should be applied on a prospective basis and retrospective application is permitted.

N.	Accounting Standards Not Yet Adopted

In November 2024, the FASB issued ASU No. 2024-03 Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40). The ASU improves the disclosures about a public business entity’s expense and provides more detailed information about the types of expenses in commonly presented expense captions. The amendments require that at each interim and annual reporting period an entity will, inter alia, disclose amounts of purchases of inventory, employee compensation, depreciation and amortization included in each relevant expense caption (such as cost of sales, SG&A and research and development). Amounts remaining in relevant expense captions that are not separately disclosed will be described qualitatively. Certain amounts that are already required to be disclosed under currently effective U.S GAAP will be included in the same disclosure as the other disaggregation requirements. The amendments also require disclosing the total amount of selling expenses and, in annual reporting periods, the definition of selling expenses. The ASU is effective for fiscal years beginning after December 15, 2026, and interim periods within fiscal years beginning after December 15, 2027. Early adoption is permitted. The Company is currently evaluating this ASU to determine its impact on the Company’s disclosures.

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(USD in thousands, except share and per share data)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continue)

In July 2025, the FASB issued ASU 2025-05 “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets”. The ASU introduces a practical expedient for all entities when estimating expected credit losses for current accounts receivable and current contract assets arising from transactions accounted for under ASC 606. Under the practical expedient, when developing reasonable and supportable forecast as part of estimating expected credit losses, an entity may assume that current conditions as of the balance sheet date do not change for the remining life of the asset. The ASU is effective for annual reporting period beginning after December 15, 2025 and interim reporting within those annual reporting periods. Early adoption is permitted in both interim and annual reporting periods. The Company is evaluating the impact of ASU 2025-05 on its financial statements if it elects to apply the practical expedient.

NOTE 3 – LEASES

A.	The components of operating lease expense for the period ended December 31, 2025 were as follows:

2025

Operating lease expense	6
Weighted-average remaining lease term	1/2 year
Weighted-average discount rate	8.7%

B.	Future minimum lease payments under non-cancellable leases as of December 31, 2025, are as follows:

2026	6

Total operating lease payments	6

Less: imputed interest	-
Present value of lease liabilities	6

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(USD in thousands, except share and per share data)

NOTE 4 - PROPERTY AND EQUIPMENT, NET

Composition of assets and the accumulated depreciation thereon, grouped by major classification and changes therein in 2025 are as follows:

	December 31, 2025
	Cost	Accumulated Depreciation	Property and equipment, Net
	(USD in thousands)
Computers	6	4	2
Vehicles	43	11	32
Total	49	15	34

Depreciation expenses amounted to $12 thousand for the year ended December 31, 2025.

NOTE 5 – SHORT TERM LOANS

December 31, 2025

Short term loans from Bank	10
Short term loans from Other	54
Long-term loan -current portion (note 7)	95
159

NOTE 6 – OTHER CURRENT LIABILITIES

December 31, 2025
Advances received from customer	46
Employees and payroll accruals	123
Other	53
222
Advances received from customers:
Opening balance	47
New advance payments	44
Amount recognized as revenue	(45)
Foreign currency translation adjustment	-
Closing balance	46

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(USD in thousands, except share and per share data)

NOTE 7 – LONG TERM LOANS

December 31, 2025

Long term loans from bank (*)	193
Long term loans from other (*)	31
Long-term loan -current portion	(95)
129

(*) Annual interest – 8%-11%

Maturities of the loan as of December 31, 2025, were as follows:

Year ended December 31,
2026	95
2027	67
2028-2032	62
Total	224

NOTE 8 – LOANS FROM PARENT COMPANY

Loan from the parent company in NIS and does not bear interest. Repayment date has not yet been determined.

NOTE 9 – STOCKHOLDERS’ EQUITY

Description of the rights attached to the Shares in the Company:

Common stock:

The Ordinary shares confer upon their holders the right to participate and vote in the shareholders` meetings of the Company and the right to participate in any distribution of dividends.

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(USD in thousands, except share and per share data)

NOTE 10 - COST OF SERVICES

Year ended December 31
2025
Salaries and related expenses	76
Other expenses	150
226

NOTE 11 - RESEARCH AND DEVELOPMENT EXPENSES

Year ended December 31
2025
Salaries and related expenses	149
Other expenses	28
177

NOTE 12 - GENERAL AND ADMINISTRATIVE EXPENSES

Year ended December 31
2025
Salaries and related expenses	124
Professional services	83
Depreciation	12
Other expenses	55
274

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(U.S. dollars, except share and per share data)

NOTE 13 – INCOME TAX

A.	The statutory corporate tax rate in Israel is 23%. Israeli tax legislation provides for various tax benefits, including accelerated depreciation for qualifying industrial companies under the Law for the Encouragement of Industry (Taxes), 1969, and potential reduced tax rates under the Law for the Encouragement of Capital Investments, 1959, subject to meeting specified conditions and generating taxable income in future periods. As of the reporting date, the Company has not assessed its eligibility to benefit from these provisions.

The Company has not received final tax assessments since its inception.

As of December 31, 2025, the Company has carried forward losses for tax purposes of approximately $455 thousand.

B.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

December 31,
2025
Deferred tax assets
Net operating losses carryforwards	105
Employees accruals	9
Research and developments	40
Gross deferred tax assets	154
Valuation allowance	(154)
Total deferred tax assets, net	-

C.	The reconciliations of the statutory income tax rate and the Company’s effective income tax rate were as follows:

Year ended
December 31
2025

Israel Statutory income tax rate	23%
Change in valuation allowance	(23)%
Effective tax rate	0.0%

ZORRONET LTD.

NOTES TO FINANCIAL STATEMENTS

(U.S. dollars, except share and per share data)

NOTE 13 – INCOME TAX (continue)

D.	A reconciliation of the provision for income taxes to the amount computed by applying the 23% statutory Israel income tax rate to income before income taxes for years after the adoption of ASU 2023-09 is as follows:

Year ended
December 31
2025

Loss from continuing operation before income taxes	306
Israel statutory income tax rate	23%
Income tax computed at the statutory income tax rate	70
Change in valuation allowance	(70)
-

NOTE 14 – RELATED PARTIES

Balances with related parties:

As of December 31,
2025

Other current liabilities	129
Short-term loans (see note 8)	117

NOTE 15 – SUBSEQUENT EVENTS

The Company evaluated subsequent events through June 11, 2026, the date on which these financial statements were available to be issued. No subsequent events were identified that required adjustment to or disclosure in the accompanying financial statements.